Divestitures and Assets held for sale (Details2) (Bucyrus Distribution Business, USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Bucyrus Distribution Business
Current assets held for sale
Receivables - trade and other	$ 0	$ 0	$ 25
Inventories	14	30	109
Current assets held for sale	14	30	134
Non-current assets held for sale
Property, plant and equipment - net	5	0	28
Intangible assets	44	32	186
Goodwill	45	52	296
Non-current assets held for sale	$ 94	$ 84	$ 510